EXHIBIT A TO SECURED CONVERTIBLE PROMISSORY NOTE G

ENERAL SECURITY AGREEMENT

THIS SECURITY AGREEMENT made as of the 22nd day of July, 2014. AMONG:

ALTA DISPOSAL LTD.,

(the "Guarantor")

AND:

JDF Capital Inc.

(the "Secured Party")

WHEREAS:

(A)            As evidenced by a Secured Promissory Note dated for reference July 21, 2014, (as the same may be amended, supplemented, extended, renewed, restated, replaced or superseded from time to time, the “Promissory Note”) between Lithium Exploration Group Inc. (the “Debtor”), as borrower, and the Secured Party, as lender, the Debtor has obtained a loan in the aggregate principal amount of US $708,000;

(B)            As a material inducement to the Secured Party to purchase the Promissory Note, the Guarantor has agreed to provide a security agreement securing the loan documented by the Promissory Note.

FOR VALUE RECEIVED, the Guarantor covenants, agrees, warrants, represents, acknowledges, and confirms to and with the Secured Party and creates and grants the mortgages, charges, transfers, assignments, and security interests as follows:

1.             Security Interest

As security for the payment and performance of the Obligations (as defined in paragraph 3), the Guarantor, subject to the exceptions set out in paragraph 2, does:

1.1           Grant to the Secured Party a security interest in, and mortgages, charges, transfers and assigns absolutely, all of the Guarantor 's present and after acquired personal property, and all personal property in which the Guarantor has rights, of whatever nature or kind and wherever situate, including, without limitations, all of the following now owned or in future owned or acquired by or on behalf of the Guarantor;

(a)	all goods, including:

(i)

all inventory of whatever kind and wherever situate, including, without limitation, goods acquired or held for sale or lease or furnished or to be furnished under contracts of rental or service, all raw materials, work in progress, finished goods, returned goods, repossessed goods and all packaging materials, supplies, and containers relating to or used or consumed in connection with any of the foregoing (collectively the "Inventory");

(ii)

all equipment of whatever kind and wherever situate, including, without limitation, all machinery, tools, apparatus, plant, fixtures, furniture, furnishings, chattels, motor vehicles, vessels, and other tangible personal property of whatever nature or kind (collectively the "Equipment");

(b)

all book accounts and book debts and generally all accounts, debts, dues, claims, choses in action, and demands of every nature and kind however arising or secured including letters of credit and advices of credit, which are now due, owing, or accruing, or growing due to, or owned by, or which may in future become due, owing, or accruing, or growing due to, or owned by the Guarantor (the "Accounts");

(c)

all contractual rights, insurance, claims, licences, goodwill, patents, trademarks, trade names, copyrights, and other industrial or intellectual property of the Guarantor or in which the Guarantor has an interest, all other choses in action of the Guarantor of every kind which now are, or which may in future be, due or owing to or owned by the Guarantor, and all other intangible property of the Guarantor which is not Accounts, Chattel Paper, Instruments, Documents of Title, Securities, or Money;

(d)	all Money;

(e)	all property described in Schedule A to this Agreement, or in any schedule now or at any time in future annexed to this Agreement or agreed to form part of this Agreement;

(f)	the undertaking of the Guarantor;

(g)

all Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, and Securities now owned or in future owned or acquired by or on behalf of the Guarantor (including those returned to or repossessed by the Guarantor) and all other goods of the Guarantor that are not Equipment, Inventory, or Accounts;

(h)

all deeds, documents, writings, papers, books of account, and other books and electronically recorded data relating too any of the foregoing or by which any of the foregoing is or may in future be secured, evidenced, acknowledged, or made payable; and

(i)

all renewals, accretions and substitutions of any of the foregoing and all after acquired personal property and fixtures and crops in any form derived directly or indirectly from any dealing with the Collateral or Proceeds, including rights to insurance payments and any other payments representing indemnity or compensation for loss or damage to Collateral or Proceeds.

1.2           The security interests created or granted under section 1.1 of this Agreement are collectively called the "Security Interest", and all property, assets, interests, and undertakings (including Proceeds) subject to the Security Interest or otherwise charged or secured by this Agreement or expressed to be charged, assigned or transferred, or secured by any instruments supplemental to this Agreement or in implementation of this Agreement are collectively called the "Collateral".

2.             Exceptions and Definitions

2.1           The Security Interest granted by this Agreement shall not extend or apply to and the Collateral shall not extend to the last day of the term of any lease or agreement to lease real property, but upon the enforcement of the Security Interest the Guarantor shall stand possessed of such last day in trust to assign and dispose thereof as the Secured Party shall direct.

2.2           The Security Interests shall not render the Secured Party liable to observe or perform any term or covenant or condition of any agreement, document or instrument to which the Guarantor is a party or by which it is bound. In addition, the Security Interests do not and shall not extend to, and the Collateral shall not include, any agreement, right, franchise, licence or permit (the “Contractual Rights”) to which the Guarantor is a party or of which the Guarantor has the benefit, to the extent that the creation of the Security Interests herein would constitute a breach of the terms of or permit any person to terminate the Contractual Rights, but the Guarantor shall hold its interest therein in trust for the Secured Party and shall assign such Contractual Rights to the Secured Party forthwith upon obtaining the consent of all other parties thereto. The Guarantor agrees that it shall, if required by the Secured Party, use commercially reasonable efforts to obtain any consent required to permit any Contractual Rights to be subject to the Security Interests herein.

2.3           All Consumer Goods are excepted from the Security Interest.

2.3           The terms "Chattel Paper", "Document of title", "Equipment", "Consumer Goods", "Instrument", "Intangible", "Security", "Proceeds", "Inventory", "Accessions", "Money", "financing statement", "financing change statement" and "verification statement" shall, unless otherwise defined in this Agreement or otherwise required by the context, be interpreted according to their respective meanings as set out in the Province of Alberta Personal Property Security Act, as amended.

2.4           Any reference in this Agreement to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof". The Collateral shall not include consumer goods of the Guarantor.

2.5           The term "Proceeds", whenever used and interpreted as above, shall by way of example include trade-ins, equipment, cash, bank accounts, notes, chattel paper, goods, contract rights, accounts, and any other personal property or obligation received when such collateral or proceeds are sold, exchanged, collected, or otherwise disposed of. The term "licence" means any licence or similar right at any time owned or held by the Guarantor including without limitation a "licence" as defined in the Act, and the meaning of the term "crops" whenever used in this Agreement includes but is not limited to "crops" as defined in the Act.

3.             Obligations Secured

This Agreement and the Security Interest are in addition to and not in substitution for any other security interest now or in future held by the Secured Party from the Guarantor, or from any other person and shall be general and continuing security for the payment of all indebtedness and liability of the Guarantor to the Secured Party (including interest thereon), present or future, absolute or contingent, joint or several, direct or indirect, matured or not, extended or renewed, wherever and however incurred, and any ultimate balance thereof, including all advances on current or running account and all future advances and re-advances, and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again, and whether the Guarantor be bound alone or with another or others, and whether as principal or surety, and for the performance and satisfaction of all obligations of the Guarantor to the Secured Party, whether or not contained in this Agreement or Promissory Note (all of which indebtedness, liability, and obligations are collectively the "Obligations").

4.             Covenants of Guarantor

The Guarantor covenants and agrees with the Secured Party:

(a)	not to change its name, its principal place of business, its chief executive office or the location of any of the Collateral without giving 15 days’ prior written notice thereof to the Secured Party;

(b)

not to sell, exchange, transfer, assign, lease or otherwise dispose of or deal in any way with Collateral or release, surrender or abandon possession of Collateral or move or transfer Collateral, or enter into any agreement or undertaking to do any of the foregoing;

(c)	not to create or permit to exist any encumbrance against any of the Collateral except the Security Interests created by this Agreement and other Permitted Encumbrances;

(d)	to defend the title to the Collateral for the benefit of the Secured Party against all claims and demands;

(e)

to promptly pay when due all taxes, assessments, rates, levies, payroll deductions, workers’ compensation assessments, and any other charges which could result in the creation of a statutory lien or deemed trust in respect of the Collateral;

(f)

to do, make, execute and deliver such further and other assignments, transfers, deeds, security agreements and other documents as may be required by the Secured Party to establish in favour of the Secured Party and perfect the Security Interests intended to be created hereby and to accomplish the intention of this Agreement and, if requested by the Secured Party, to specifically assign to the Secured Party, the Guarantor’s rights and interests (but not the Guarantor’s obligations) under any contracts to which the Guarantor is a party;

(g)

to pay all expenses, including reasonable solicitors’ fees and disbursements, receivers’ fees and disbursements, and accounting fees and disbursements incurred by or on behalf of the Secured Party, its secured parties, or any Receiver, as hereinafter defined, in connection with inspecting the Collateral, investigating title to the Collateral, the preparation, perfection, preservation, and enforcement of this Agreement, including taking, recovering and keeping possession of the Collateral and all expenses incurred by or on behalf of the Secured Party or such Secured Party’s or any Receiver in dealing with other creditors of the Guarantor in connection with the establishment and confirmation of the priority of the Security Interests, all of which expenses shall be payable forthwith upon demand with interest at the rate specified in the Promissory Note and shall form part of the Obligations; and

(h)	to observe and perform all of its obligations under or in connection with any other security agreement creating a security interest over the Collateral or any part thereof.

5.             Attachment

The Guarantor acknowledges and confirms that:

(a)

there is no intention to delay the time of attachment of the Security Interest created by this Agreement, and the Security Interest shall attach at the earliest time permissible under the laws governing this Agreement;

(b)	that value has been given; and

(c)	that the Guarantor has (or in the case of any after acquired property, will have at the time of acquisition) rights in the Collateral.

6.             Use and Verification of Collateral

The Guarantor may, until default, possess, operate, collect, use and enjoy, and deal with the Collateral in the ordinary course of the Guarantor 's business in any manner not inconsistent with the provisions of this Agreement; provided always that the Secured Party shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Secured Party may consider appropriate. The Guarantor agrees to furnish all assistance and information and to perform all such acts as the Secured Party may reasonably request in connection therewith, and for such purposes to grant to the Secured Party or its agents access to all places where the Collateral may be located and to all premises occupied by the Guarantor.

7.             Income from and Interest on Collateral

7.1           Until an Event of Default, the Guarantor reserves the right to receive any money constituting income from or interest on Collateral and if the Secured Party receives any money before the occurrence of an Event of Default, the Secured Party shall either credit that money against the Obligations or pay it promptly to the Guarantor.

7.2           After the occurrence of an Event of Default, the Guarantor shall not request or receive any money constituting income from or interest on Collateral and if the Guarantor receives any such money in any event, the Guarantor shall hold that money in trust for the Secured Party and shall pay it promptly to the Secured Party.

8.             Disposition of Monies

Subject to any applicable requirements of the Act, all monies collected or received by the Secured Party under or in exercise of any right it possesses with respect to Collateral shall be applied on account of the Obligations in such manner as the Secured Party deems best or, at the option of the Secured Party, may be held unappropriated in a collateral account or released to the Guarantor, all without prejudice to the liability of the Guarantor or the rights of the Secured Party under this Agreement, and any surplus shall be accounted for as required by law.

9.             Performance of Obligations

If the Guarantor fails to perform any of its obligations under this Agreement, the Secured Party may, but shall not be obliged to, perform any or all of those obligations without prejudice to any other rights and remedies of the Secured Party under this Agreement.

10.           Default

10.1         Unless waived by the Secured Party, it shall be an event of default (an “Event of Default”) under this Agreement and the security constituted by this Agreement shall become enforceable if:

(a)	an Event of Default (as that term is defined in the Promissory Note) occurs under the Promissory Note;

(b)	any term, covenant, or representation set out in this Agreement breached or if an Event of Default occurs under this Agreement; or

(c)	any amount owed to the Secured Party is not paid when due; or

(d)

the Guarantor declares itself to be insolvent, makes an assignment for the benefit of its creditors, is declared bankrupt, declares bankruptcy, makes a proposal, or otherwise takes advantage of provisions under the Bankruptcy and Insolvency Act, the Companies Creditors' Arrangement Act, or similar legislation in any jurisdiction, or fails to pay its debts generally as they become due; or

(e)	a receiver or receiver-manager is appointed.

11.           Enforcement

11.1         Upon the occurrence and during the continuance of an Event of Default under this Agreement, the Obligations shall, at the option of the Secured Party, be immediately due and payable and the Security Interests granted hereby shall, at the option of the Secured Party, become immediately enforceable. To enforce and realize on the security constituted by this Agreement, the Secured Party may take any action permitted by law or in equity, as it may deem expedient, and in particular, but without limiting the generality of the foregoing, the Secured Party may do any of the following:

(a)

appoint by instrument a receiver, receiver and manager, or receiver- manager (the person so appointed is called the "Receiver") of the Collateral, with or without bond as the Secured Party may determine, and from time to time in its absolute discretion remove such Receiver and appoint another in its stead;

(b)

enter upon any premises of the Guarantor and take possession of the Collateral with power to exclude the Guarantor, its agents, and its servants from those premises, without becoming liable as a mortgagee in possession;

(c)	preserve, protect, and maintain the Collateral and make such replacements and repairs and additions as the Secured Party may deem advisable;

(d)

sell, lease, or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonable obtained, and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as the Secured Party may deem reasonable, provided that if any sale, lease or other disposition is on credit, the Guarantor shall not be entitled to be credited with the proceeds of any such sale, lease or other disposition until the monies therefor are actually received;

(i)	exercise any of the powers set out in this Section 11.1, without the appointment of a Receiver;

(j)	institute proceedings in any court of competent jurisdiction for the appointment of a Receiver or for the sale of the Collateral;

(k)	file proofs of claim and other documents in order to have the claims of the Secured Party lodged in any bankruptcy, winding-up, or other judicial proceeding relating to each Guarantor;

(e)	exercise all of the rights and remedies of a secured party under the Act.

11.2         Any Receiver appointed by the Secured Party may be any person licensed as a trustee under the Bankruptcy and Insolvency Act (Canada), and the Secured Party may remove any Receiver so appointed and appoint another or others instead. Any Receiver appointed shall act as Secured Party for the Guarantor for all purposes, including the occupation of any premises of the Guarantor and in carrying on Guarantor’s business and the Secured Party shall not be liable for any act or omission of any Receiver. Guarantor agrees to ratify and confirm all actions of the Receiver and to release and indemnify the Receiver and the Secured Party in respect of all such actions. Any Receiver so appointed shall have the power:

(a)	to enter upon, use, and occupy all premises owned or occupied by the Guarantor;

(b)	to take possession of the Collateral;

(c)	to carry on the business of the Guarantor;

(d)

to borrow money required for the maintenance, preservation or protection of the Collateral or for the carrying on of the business of the Guarantor, and in the discretion of such Receiver, to charge and grant further security interests in the Collateral in priority to the Security Interests, as security for the money so borrowed;

(e)

to sell, lease, or otherwise dispose of the Collateral in whole or in part and for cash or credit, or part cash and part credit on such terms and conditions and in such manner as the Receiver shall determine in its discretion;

(f)

to demand, commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and to give valid and effectual receipts and discharges therefor and to compromise or give time for the payment or performance of all or any part of the Accounts or any other obligation of any third party to the Guarantor; and

(g)	to exercise any rights or remedies which could have been exercised by the Secured Party against the Guarantor or the Collateral.

11.3         Subject to the claims, if any, of the creditors of the Guarantor ranking in priority to this Agreement, all amounts realized from the disposition of Collateral under this Agreement shall be applied as the Secured Party, in its absolute discretion, may direct..

Subject to applicable law and the claims, if any, of other creditors of the Guarantor, any surplus shall be paid to the Guarantor.

11.4         The Guarantor agrees that the Secured Party may exercise its rights and remedies under this Agreement immediately upon default, except as may be otherwise provided in the Act, and the Guarantor expressly confirms that, except as may be otherwise provided in this Agreement or in the Act, the Secured Party has not given any covenant, express or implied, and is under no obligation to allow the Guarantor any period of time to remedy any Event of Default before the Secured Party exercises its rights and remedies under this Agreement.

11.5         The Guarantor hereby irrevocably constitutes and appoints any officer for the time being of the Secured Party to be, upon the occurrence and during the continuance of an Event of Default, the true and lawful attorney of the Guarantor, with full power of substitution, to do, make and execute all such statements, assignments, documents, acts, matters of things with the right to use the name of the Guarantor whenever and wherever the officer may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts of ownership in respect to the Collateral in accordance with this Agreement.

11.6         The Secured Party shall not be liable for any delay or failure to enforce any remedies available to it or to institute any proceedings for such purposes. The Secured Party may waive any Event of Default, provided that no such waiver shall be binding upon the Secured Party unless in writing nor shall it affect the rights of the Secured Party in connection with any other or subsequent Event of Default.

12.           Representations of Guarantor

2.             The Guarantor represents and warrants that:

(a)

this Agreement is granted in accordance with resolutions of the directors (and of the shareholders as applicable) of the Guarantor, and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Agreement and the performance of the obligations of the Guarantor hereunder legal, valid and binding;

(b)

it lawfully owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens and claims, save only the permitted encumbrances set out in Schedule “B” attached hereto (the “Permitted Encumbrances”), and has good right and lawful authority to grant the Security Interests hereunder, free and clear of all encumbrances other than the Permitted Encumbrances; and

(c)	the locations specified in the attached Schedule ”C” with respect to goods constituting the Collateral and of the business operations and records of the Guarantor are accurate and complete.

13.           Deficiency

If the amounts realized from the disposition of the Collateral are not sufficient to pay the Obligations in full, the Guarantor shall pay to the Secured Party the amount of such deficiency immediately upon demand for the same.

14.           Rights Cumulative

All rights and remedies of the Secured Party set out in this Agreement are cumulative, and no right or remedy contained in this Agreement is intended to be exclusive but each shall be in addition to every other right or remedy contained in this Agreement or in any existing or future security agreement or now or in future existing at law, in equity or by statute, or under any other agreement between the Guarantor and the Secured Party that may be in effect from time to time.

15.           Liability of Secured Party

The Secured Party shall not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfilment of contracts during any period when the Secured Party shall manage the Collateral upon entry, as provided in this Agreement, nor shall the Secured Party be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable. The Secured Party shall not be bound to do, observe or perform or to see to the observance or performance by the Guarantor of any obligations or covenants imposed upon the Guarantor, nor shall the Secured Party, in the case of Securities, Instruments, or Chattel Paper, be obliged to preserve rights against other persons, nor shall the Secured Party be obliged to keep any of the Collateral identifiable. The Guarantor waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party than as contained in this paragraph.

16.           Appropriation of Payments

Any and all payments made in respect of the Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit, and the Secured Party may at all times and from time to time change any appropriation as the Secured Party may see fit.

17.           Waiver

The Secured Party may from time to time and at any time waive in whole or in part any right, benefit or default under any paragraph of this Agreement but any such waiver of any right, benefit, or default on any occasion shall be deemed not to be a waiver of any such right, benefit, or default thereafter, or of any other right, benefit or default, as the case may be, and no delay or omission by the Secured Party in exercising any right or remedy under this Agreement or with respect to any default shall operate as a waiver thereof or of any other right or remedy.

18.           Notice

Any notice, demand, or other communication required or permitted to be given under this Agreement shall be effectually made or given if delivered by prepaid private courier or by facsimile transmission to the address of each party set out below:

To the Guarantor:	Alta Disposal Ltd.
200 N. Hayden Road, Suite 235,
Scottsdale, Arizona 858251
Facsimile No.: 480-641-4794
Attention: Alex Walsh

To the Secured Party:	74 West George St
Freehold, New Jersey 07728
Tel: 718-289-4058
Fax: 800-319-6863
Attention: John Fierro

or to such other address or facsimile number as either party may designate in the manner set out above. Any notice, demand, or other communication shall be deemed to have been given and received on the day of prepaid private courier delivery or facsimile transmission.

19.           Extensions

The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of the Security Interest, and otherwise deal with the Guarantor, account debtors of the Guarantor, sureties, and others and with the Collateral, the Security Interest, and other security interests as the Secured Party sees fit without prejudice to the liability of the Guarantor or the Secured Party's right to hold and realize on the security constituted by this Agreement.

20.           No Merger

This Agreement shall not operate to create any merger or discharge of any of the Obligations, or of any assignment, transfer, guarantee, lien, mortgage, contract, promissory note, bill of exchange, or security interest of any form held or which may in future be held by the Secured Party from the Guarantor or from any other person. The taking of a judgment with respect to any of the Obligations shall not operate as a merger of any of the covenants contained in this Agreement.

21.           Satisfaction and Discharge

Any partial payment or satisfaction of the Obligations, or any ceasing by the Borrower to be indebted to the Secured Party, shall be deemed not to be a redemption or discharge of this Agreement. The Guarantor shall be entitled to a release and discharge of this Agreement upon full payment and satisfaction of all Obligations and upon written request by the Guarantor and payment to the Secured Party of all costs, charges, expenses, and legal fees and disbursements (on a solicitor and own client basis) incurred by the Secured Party in connection with the Obligations and such release and discharge.

22.           Enurement

This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, personal representatives, successors, and permitted assigns.

23.           Interpretation

23.1         In this Agreement

(a)	"Act" means the Personal Property Security Act (Alberta) and all regulations thereunder as amended;

(d)

The word “including”, when following any word or words is not to be construed as limiting the preceding word or words but the preceding word or words are to be construed as referring to all items or matters that could fall within the broadest possible interpretation of the preceding word or words.

23.2         Words and expressions used in this Agreement that have been defined in the Act shall be interpreted in accordance with their respective meanings given in the Act, whether expressed in this Agreement with or without initial capital letters and whether in the singular or the plural, unless otherwise defined in this Agreement or unless the context otherwise requires, and, wherever the context so requires, in this Agreement the singular shall be read as if the plural were expressed, and vice-versa, and the provisions of this Agreement shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm, or corporation.

23.3         Should any provision of this Agreement be declared or held invalid or unenforceable in whole or in part or against or with respect to the Guarantor by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of any or all of the remaining provisions of this Agreement, which shall continue in full force and effect and be construed as this Agreement had been executed without the invalid or unenforceable provision.

23.4         The headings of the paragraphs of this Agreement have been inserted for reference only and do not define, limit, alter, or enlarge the meaning of any provision of this Agreement.

23.5         This Agreement shall be governed by the laws of the Province of Alberta.

24.           Miscellaneous

24.1         The Guarantor authorizes the Secured Party to file such financing statements, financing change statements, and other documents, and do such acts, matters, and things as the Secured Party may deem appropriate, to perfect on an ongoing basis and continue the Security Interest, to protect and preserve the Collateral, and to realize upon the Security Interest.

24.2         The Guarantor waives protest of any Instrument constituting Collateral at any time held by the Secured Party on which the Guarantor is any way liable and, subject to the provisions of the Act, notice of any other action taken by the Secured Party.

24.3         The Guarantor covenants that it shall not amalgamate with any other company or entity without first obtaining the written consent of the Secured Party. The Guarantor acknowledges and agrees that if it amalgamates with any other company or companies, then it is the intention of the parties that the term " Guarantor " when used in this Agreement shall apply to each of the amalgamating companies and to the amalgamated company, so that the Security Interest granted by this Agreement:

(a)

shall extend to the "Collateral" (as that term is defined in this Agreement) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" owned or acquired by the amalgamated company thereafter, and

(b)

shall secure the "Obligations" (as that term is defined in this Agreement) of each of the amalgamating companies and the amalgamated company to the Secured Party at the time of amalgamation and any "Obligations" of the amalgamated company to the Secured Party arising thereafter. The Security Interest shall attach to "Collateral" owned by each company amalgamating with the Guarantor, and by the amalgamated company, at the time of amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when that Collateral becomes owned or is acquired.

24.4         The Guarantor authorizes the Secured Party to provide a copy of this Agreement and such other information and documents specified under the Act to any person entitled under the Act to demand and receive them.

25.           Copy of Agreement and Financing Statement

The Guarantor:

(a)	acknowledges receiving a copy of this Agreement, and

(b)

waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement, or verification statement filed, issued, or obtained at any time in respect of this Agreement.

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IN WITNESS WHEREOF the Guarantor has executed this Agreement on the date indicated above.

ALTA DISPOSAL LTD., by its
authorized signatory:

By:	/s/ Alexander Walsh
Alexander Walsh
Its:	Chief Executive Officer

JDF CAPITAL INC., by its
authorized signatory:

By:	/s/ John Fierro
John Fierro
Its:	President

Schedule “A”

Description of Collateral

Alta Disposal’s Morrinville Disposal Facility Equipment and Lease:

14-27-055-24- W4 Facility:

1) Well - Disposal Well - completed to Approx 1145M c/w tested packers, tubing, wellhead and enclosure building , catadyne heater& Guard fence.

2) Access road & well lease .

3) Containment System c/w liner capable of > 1500m3

4) 110 M3 (750 bbl) internally coated ,insulated tank c/w 250MM BTU burner, Pollution Box for load line and sampling point.

5) Dual filter vessels, control valves, turbine metering equipment in skid mounted building c/w catadyne heater.

6) Buried 3 inch steel flowline from Filter building to wellhead.

7) Control and Monitor building and equipment c/w solar power.

8) Connecting piping, enclosures and heaters.

13-27-055- 24-W4 Facility:

1) Well – suspended - Drilled and cased with basic wellhead and guard fence.

2) Undeveloped lease and access road

16-27-055-24-W4 Facility

1) Well -gas producer – suspended - wellhead; casing and tubing

2) Partially developed lease and access.

3) 400 bbl Insulated tank with heater

4) Skidded separator package

Schedule “B”

Permitted Encumbrances

“Permitted Encumbrances” means any of the following:

a)

liens for taxes, assessments or governmental charges or levies not at the time due and delinquent or the validity of which the Guarantor is contesting in good faith and in respect of which such Guarantor has set aside, on its books, reserves considered by the Guarantor and the Secured Party as adequate therefor;

b)	undetermined or inchoate liens and charges incidental to current operations which have not been filed against the Guarantor or which relate to obligations not due or delinquent;

c)

the right reserved to or vested in any governmental or public authority by any lease, licence, franchise, grant, permit or statutory provision to terminate any lease, licence, franchise, grant or permit, or to require annual or other period payments as a condition of the continuance thereof;

d)

the encumbrance resulting from the deposit of cash or obligations as security when a Guarantor is required to do so by governmental or other public authority or by normal business practice in connection with contracts, licences or tenders or similar matters in the ordinary course of business and the purpose of carrying on the same or to secure workers’ compensation, surety or appeal bonds or to secure costs of litigation when required by law; and

e)	security given to any public utility or any governmental or other public authority when required in connection with the operations of a Guarantor.

Schedule “C”

Location of Collateral

LOCATION OF GUARANTOR’S BUSINESS OPERATION

The Guarantor’s:

Chief Executive Office:

3800 North Central Avenue, Suite 820
Phoenix, AZ 85012

Operations Office:

Suite 300, 840 6th Ave SW
Calgary, AB
T2P2ES

Other Location: Near Morinville, Alberta

LOCATIONS OF RECORDS RELATING TO COLLATERAL

Operations Office:

Suite 300, 840 6th Ave SW
Calgary, AB
T2P2ES

LOCATIONS OF COLLATERAL

Operations Office:

Suite 300, 840 6th Ave SW
Calgary, AB
T2P2ES

Other Location Near Morinville, Alberta